UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): November 9, 2020

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-109118	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 100, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2020, stockholders of Novo Integrated Sciences, Inc. (the “Company”) approved an amendment to the Company’s Articles of Incorporation, as amended (the “Articles”), to effect a reverse stock split of the Company’s outstanding shares of common stock, at a ratio of no less than 1-for-5 and no more than 1-for-10, with such ratio to be determined by the sole discretion of the Board of Directors, with any fractional shares being rounded up to the next higher whole shares (the “Reverse Split”). On November 9, 2020, the Company’s Board of Directors approved the Reverse Split in a ratio of 1-for-10 and on November 9, 2020, the Company filed a certificate of amendment to the Articles implementing the Reverse Split in a ratio of 1-for-10 effective November 30, 2020; provided, however, that in no event will the Reverse Split become effective until it has been processed by the Financial Industry Regulatory Authority (FINRA). The Company expects that the Reverse Split in a ratio of 1-for-10 will be effective on or about November 30, 2020.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference. In addition, on November 9, 2020, stockholders of the Company holding a majority of the voting power of the Company (the “Approving Stockholders”) (i) consented to hold the annual meeting by held via written consent, without prior notice, in lieu of an annual meeting, (ii) confirmed and ratified all prior actions taken by the stockholders and the Board of Directors during the previous 12 months; and (iii) elected directors. The Approving Stockholders approved these matters as set forth below:

1. Approve Articles Amendment and Reverse Split

For	Against	Abstain	Broker Non-Votes
180,400,670	0	0	0

2. Consent to Holding Annual Meeting via Written Consent

For	Against	Abstain	Broker Non-Votes
180,400,670	0	0	0

3. Confirm and Ratify Prior Stockholder and Board of Directors Actions

For	Against	Abstain	Broker Non-Votes
180,400,670	0	0	0

4. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Robert Mattacchione	180,400,670	0	0

Christopher David	180,400,670	0	0

Pierre Dalcourt	180,400,670	0	0

Michael Gaynor	180,400,670	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: November 13, 2020	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer